SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K


                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                 The Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported)  June 6, 2005


                        NEXT GENERATION MEDIA, CORP.
               (Name of Small Business issuer in its charter)

         Nevada                        000-33039              88-0169543
(State or other jurisdiction of   (Commission file No.)    (IRS Employer
incorporation or organization)                            Identification No.)


              7644 Dynatech Court, Springfield, Virginia 22153
         (Address of principal executive offices including zip code)

                               (703) 644-0200
            (Registrant's telephone number including area code)

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On June 6, 2005, the Company issued five amendments to previous filings: an amendment to March 31, 2004 Form 10-QSB, filed on May 5, 2004, an amendment to June 30, 2004 Form 10-QSB, filed on August 16, 2004, an amendment to September 30, 2004 Form 10-QSB, filed on November 16, 2004, an amendment to fiscal year-ended December 31, 2004 Form 10-KSB, filed on April 1, 2005 and an amendment to March 31, 2005 Form 10-QSB, filed on May 20, 2005. Each of the previously filed and above-listed documents should not be relied upon and the amendments thereto should be used exclusively in their place.

In the filings, the current PCAOB (United States) auditor provided a defining footnote that provides the following, for each corresponding period:

Form 10-QSB/A for the period ended March 31, 2004: The interim financial statements have been corrected to remove amortization of goodwill pursuant to SFAS No. 142. The cumulative effect was a $265,370 decrease in accumulated deficit and corresponding increase in intangibles through December 31, 2003. The correction resulted in an increase in net income and intangibles and a corresponding decrease in accumulated deficit of approximately $33,171 for the quarters ended March 31, 2004 and 2003. All prior periods presented have been restated to reflect the correction.

Form 10-QSB/A for the period ended June 30, 2004: The cumulative effect of the correction to remove amortization of goodwill pursuant to SFAS No. 142 was a $265,370 decrease in accumulated deficit and corresponding increase in intangibles through December 31, 2003. All prior periods presented have been restated to reflect the correction.

Form 10-QSB/A for the period ended September 30, 2004: The interim financial statements have been corrected to remove amortization of goodwill pursuant to SFAS No. 142. The cumulative effect was a $265,370 decrease in accumulated deficit and corresponding increase in intangibles through December 31, 2003. The correction resulted in an increase in net income and intangibles and a corresponding decrease in accumulated deficit of approximately $33,921 and $33,721 for the quarters ended September 30, 2004 and 2003. All prior periods presented have been restated to reflect the correction.

Form 10-KSB/A for the fiscal-year ended December 31, 2004: The interim financial statements have been corrected to remove amortization of goodwill pursuant to SFAS No. 142. The cumulative effect was a $265,370 decrease in accumulated deficit and corresponding increase in intangibles through December 31, 2003. The correction resulted in an increase in net income and intangibles and a corresponding decrease in accumulated deficit of approximately $134,935 and $132,685 for the years ended December 31, 2004 and 2003. All prior periods presented have been restated to reflect the correction.

Form 10-QSB/A for the period ended March 31, 2005: The cumulative effect of the correction to remove amortization of goodwill pursuant to SFAS No. 142 was a $400,304 decrease in accumulated deficit and corresponding increase in intangibles through December 31, 2004. All prior periods presented have been restated to reflect the correction.

                               SIGNATURES

     Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2005                    Next Generation Media, Corp.

                                       /s/ Darryl Reed
                                       Darryl Reed, Chief Executive Officer